UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

August 5, 2015

Quanta Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As of June 30, 2015, Quanta Services, Inc. (“Quanta”) determined that its fiber optic licensing operations met the requirements to be classified as held for sale and presented as discontinued operations. As a result, Quanta is providing an unaudited presentation of its recast consolidated statements of operations, earnings per share and segment data, as well as backlog and other non-GAAP information, for the quarterly and year-to-date periods ended March 31, 2013, June 30, 2013, September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and March 31, 2015, which presents the results of the fiber optic licensing operations as discontinued operations. The unaudited recast financial information is furnished herewith as Exhibit 99.1 and is available on Quanta’s website at www.quantaservices.com in the “Investors & Media” section.

The unaudited recast financial information should be read in conjunction with Quanta’s Annual Reports on Form 10-K for the years ended December 31, 2013 and 2014 and Quanta’s Quarterly Reports on Form 10-Q for each completed quarter of 2013, 2014 and 2015, along with Quanta’s other filings with the Securities and Exchange Commission.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Quanta Services, Inc. Unaudited Consolidated Historical Financial Information Recast for Discontinued Operations

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2015	QUANTA SERVICES, INC.

	By:	/s/ Derrick A. Jensen
		Name:	Derrick A. Jensen

		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Quanta Services, Inc. Unaudited Consolidated Historical Financial Information Recast for Discontinued Operations

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.